UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry Into A Material Definitive Agreement.
     As of January 1, 2006, Nastech Pharmaceutical Company Inc. (the “Company”) entered into a new employment agreement (the “Employment Agreement”) with Philip C. Ranker in connection with Mr. Ranker being named the Company’s Chief Financial Officer for a term of three years ending January 2, 2009. A copy of the Employment Agreement is filed herewith as exhibit 10.1.
     Pursuant to the Employment Agreement, Mr. Ranker will be entitled to annual base compensation of $230,000 in 2006, and will be eligible for increases in his base salary as may be determined by the board of directors of the Company (the “Board of Directors”) and the Company’s Chief Executive Officer. Effective January 1, 2006, Mr. Ranker’s incentive cash compensation under the Employment Agreement is limited to forty percent of his annual base compensation for the year, with the actual amount to be determined by the Board of Directors in consultation with the Company’s Chief Executive Officer.
     The Employment Agreement also provides for stock compensation for Mr. Ranker, and in accordance with such provisions, the Company:
(a)	entered into a restricted stock grant agreement, effective as of January 1, 2006, with Mr. Ranker, pursuant to which he was issued 20,133 shares of restricted common stock of the Company, par value $0.006 per share (the “Common Stock”), pursuant to the Company’s 2004 Stock Incentive Plan originally effective as of April 14, 2004 and amended on July 20, 2005 and October 5, 2005 (the “2004 Plan”). The restricted Common Stock will vest in three equal annual installments beginning on January 1, 2007. A copy of the restricted stock grant agreement is filed herewith as exhibit 10.2;

(b)	entered into an incentive stock option grant agreement, dated as of January 1, 2006, with Mr. Ranker, pursuant to which Mr. Ranker was issued options to purchase 17,080 shares of Common Stock, pursuant to the 2004 Plan. The options have an exercise price of $14.72 per share and will vest in three annual installments beginning on January 1, 2007. A copy of the incentive stock option grant agreement is filed herewith as exhibit 10.3; and

(c)	entered into a non-qualified stock option grant agreement, dated as of January 1, 2006, with Mr. Ranker, pursuant to which Mr. Ranker was issued options to purchase 3,053 shares of Common Stock, pursuant to the 2004 Plan. The options have an exercise price of $14.72 per share and will vest in three annual installments beginning on January 1, 2007. A copy of the non-qualified option grant agreement is filed as herewith as exhibit 10.4.
     The Employment Agreement contains provisions for severance payments and the acceleration of unvested equity compensation awards in the event of termination without cause, for good reason, or upon a change of control, subject to certain conditions.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 7, 2005, the Company appointed Philip C. Ranker, Vice President of Finance, as interim Chief Financial Officer and interim Secretary of the Company and Bruce R. York, Senior Director, Accounting and Corporate Controller, as interim Chief Accounting Officer and interim Assistant Secretary of the Company. Effective January 1, 2006, the interim titles for Messrs. Ranker and York have been removed and Mr. Ranker will continue to serve as the Company’s Chief Financial Officer and Secretary and Mr. York will continue to serve as the Company’s Chief Accounting Officer and Assistant Secretary. In connection with being named Chief Financial Officer, the Company and Mr. Ranker entered into an employment agreement effective as of January 1, 2006. See Item 1.01 of this Form 8-K.
     Mr. Ranker has more than 19 years of experience in finance within the biotechnology and pharmaceutical industries. Prior to joining the Company, Mr. Ranker served as Director of Finance of ICOS Corporation from 2001 to 2004. Mr. Ranker also served as Assistant Corporate Controller of Scholastic Corporation from 1999 to 2000 and was employed by Aventis Pharma from 1984 to 1999, during which time Mr. Ranker held positions of Accounting Supervisor, Finance Manager, Business Manager and Senior Finance Director. Mr. Ranker was employed as a Certified Public Accountant by Peat Marwick from 1981 to 1984. Mr. Ranker earned a B.S. in accounting from the University of Kansas. Mr. Ranker received his Certified Public Accountant license in 1982.
     Mr. York has served as the Company’s Senior Director, Accounting and Corporate Controller since August 2004. Prior to joining the Company, Mr. York was Vice President, Chief Financial Officer and Corporate Secretary of Cellular Technical Services Company, Inc. from 1999 to 2004. Mr. York also served as Director of Finance for Cell Therapeutics, Inc. from 1998 to 1999, and was employed by Physio Control International Corporation from 1987 to 1998, during which time Mr. York held positions of Director of Business Planning, Director of Finance — Europe, Director of Finance and Corporate Controller and Manager of Tax and Assets. Mr. York was employed as a Certified Public Accountant by Price Waterhouse from 1978 to 1987. Mr. York earned a B.A. in government from Dartmouth College in Hanover, New Hampshire and an M.B.A. in finance and accounting from the Amos Tuck School of Business at Dartmouth. Mr. York received his Certified Public Accountant license in 1979.
     The Company announced the appointment of Mr. Ranker in a press release dated January 3, 2006.
     In connection with the foregoing, the Company herby files the following documents:

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement effective as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.2	Restricted Stock Grant Agreement effective as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.3	Incentive Stock Option Grant Agreement dated as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.4	Non-Qualified Stock Option Grant Agreement dated as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated January 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Steven C. Quay

Name:	Steven C. Quay, MD, Ph.D.
Title:	Chairman of the Board, President and CEO
Dated:
January 5, 2006
Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement effective as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.2	Restricted Stock Grant Agreement effective as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.3	Incentive Stock Option Grant Agreement dated as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

10.4	Non-Qualified Stock Option Grant Agreement dated as of January 1, 2006 by and between Nastech Pharmaceutical Company Inc. and Philip C. Ranker.

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated January 3, 2006.

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